SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934
                             (Amendment No.  )

Filed by the Registrant       /X/
Filed by a Party other than the Registrant       /  /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential; for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         AMCON Distributing Company
             ------------------------------------------------
             (Name of Registrant as Specified in its Charter)

             ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     /1/  Title of each class of securities to which transaction applies:
     /2/  Aggregate number of securities to which transaction applies:
     /3/ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     /1/  Amount Previously Paid:

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     /3/  Filing Party:

     /4/  Date Filed:








                      AMCON DISTRIBUTING COMPANY
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            MARCH 15, 2005

The Annual Meeting of Stockholders of AMCON Distributing Company (the "Company") will be held at LaSalle Bank, 135 South LaSalle Street, 43rd Floor, Chicago, IL 60603 on Tuesday, March 15, 2005, at 10:00 a.m., Central Standard Time, for the following purposes:

  (1)   To elect three Class II directors for terms ending in 2008;

  (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending September 30, 2005;

  (3) To amend the Company's Certificate of Incorporation in order to reduce the number of authorized common shares from 15,000,000 shares to 3,000,000 shares; and

  (4) To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

All stockholders of record as of January 17, 2005 will be entitled to vote at the Annual Meeting. In order to facilitate voting and to help ensure the presence of a quorum at the meeting, the Board of Directors is asking for your proxy to vote your shares at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, we ask you to complete, sign and date the enclosed proxy and return it to us promptly using the enclosed envelope. If you decide to attend the meeting in person, you may withdraw your proxy at any time and vote in person.

A Proxy Statement containing important information about the election of directors, the ratification of the appointment of our independent auditor and the amendment to the Certificate of Incorporation is also enclosed. You should read the Proxy Statement carefully and completely before returning your proxy card.

                                       By Order of the Board of Directors

                                       /s/ Michael D. James
                                       ----------------------------------
                                       Michael D. James, Secretary
Omaha, Nebraska
January 24, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.







                          AMCON Distributing Company
                            7405 Irvington Road
                           Omaha, Nebraska  68122
                          --------------------------

                                PROXY STATEMENT
                                     for
                         ANNUAL MEETING OF STOCKHOLDERS


THE ANNUAL MEETING

Our Board of Directors is asking for your proxy to use at our Annual Meeting of Stockholders which is scheduled to be held at 10:00 a.m. Central Standard Time on Tuesday, March 15, 2005 at LaSalle Bank, 135 South LaSalle Street, 43rd Floor, Chicago, IL 60603 ("Annual Meeting"). At the Annual Meeting we will be electing three Class II directors for terms ending in 2008, ratifying the appointment of our independent auditor, and approving amendments to our Certificate of Incorporation to reduce the number of authorized shares from 15,000,000 to 3,000,000 Other business properly brought before the Annual Meeting may also be conducted, but we do not know of any additional business at this time. This proxy statement contains important information about the election of directors, the ratification of the appointment of our independent auditor and amending our Certificate of Incorporation. You should read it carefully and completely.

All record holders of our common stock at the close of business on January 17, 2005 (the "Record Date") will be entitled to vote at the Annual Meeting. There were 527,062 shares of our common stock issued and outstanding on January 17, 2005. In order to establish a quorum at the Annual Meeting, the holders of a majority of our outstanding common stock must be present at the Annual Meeting in person or by proxy. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.
Stockholders do not have the right to cumulate votes in the election of directors.

Even if you plan to attend the Annual Meeting in person, we ask you to complete, sign and date the enclosed proxy and return it to us promptly using the enclosed envelope. This will help ensure that a quorum is present at the Annual Meeting and will save us the cost of additional proxy solicitations. Any share of our common stock that is represented by a properly executed and unrevoked proxy will be considered present at the Annual Meeting for purposes of establishing a quorum. This includes proxies in which votes are withheld, abstentions are cast or which represent broker nonvotes. If you decide to attend the meeting in person, you may withdraw your proxy at any time and vote in person. You can also withdraw your proxy at any time before the Annual Meeting by sending a written notice of termination to our corporate secretary or by filing a later dated proxy with him.






Our Board of Directors will vote your proxy at the Annual Meeting according to your instructions as long as it is properly executed and has not been revoked by you. If you simply sign and date the proxy, but do not provide any instructions as to how the proxy should be voted, your proxy will be voted "FOR" each of the nominees for the Board of Directors, "FOR" the ratification of Deloitte & Touche LLP as our independent auditor, and "FOR" the amendment of our Certificate of Incorporation.

This Proxy Statement and the proxy cards are first being mailed to our stockholders on or about January 24, 2005.

OWNERSHIP OF OUR COMMON STOCK BY OUR DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PRINCIPAL STOCKHOLDERS

The following table sets forth, as of January 17, 2005, the shares of common stock beneficially owned by each director, each nominee for director, each of the executive officers named in the Summary Compensation Table in this proxy statement, and all present executive officers and directors as a group. The shares beneficially owned by our executive officers and directors, excluding options, account for approximately 45.3% of the total shares outstanding. We believe that all of these shares will be voted "FOR" each of the proposals set forth in this proxy statement and "FOR" each nominee for director. In addition to outstanding shares, executive officers and directors are deemed to beneficially own shares that they may acquire by exercising vested stock options or options that will vest within 60 days of January 17, 2005. While these additional shares are included in the following table, none of these additional shares will be eligible to vote at the Annual Meeting unless the options are exercised prior to the Record Date. The following table also sets forth the beneficial ownership of our common stock by each other person believed by us to beneficially own 5% or more of our outstanding common stock as of January 17, 2005.

                                                         Number of
                                                          Shares                    Percent
                                                        Beneficially                  of
Name of Beneficial Owner                                  Owned                     Class/1/
------------------------                                ------------                -------

DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------

William F. Wright, Director, Chairman of the Board        165,455 /2/                  31.39

Kathleen M. Evans, Director, President                     30,839 /3/                   5.78

William R. Hoppner, Director, Sr. Vice President           16,961 /4/                   3.21

Michael D. James, Chief Financial Officer, Secretary
  and Treasurer                                             3,197 /5/                      *

Eric J. Hinkefent, President of Health Food
  Associates, Inc. and Chamberlin Natural Foods, Inc.         734 /6/                      *

Christopher H. Atayan, Director                             8,169 /7/                   1.54

                                    2

Raymond F. Bentele, Director                                  834 /8/                      *

J. Tony Howard, Director                                   29,574 /9/                   5.56

John R. Loyack, Director                                      834 /10/                     *

Stanley Mayer, Director                                       834 /11/                     *

Timothy R. Pestotnik, Director                             40,049 /12/                  7.58

Allen D. Petersen, Director                                92,695 /13/                 17.48

All executive officers and directors
  as a group (12 persons)                                 433,458                      78.80

OTHER PRINCIPAL STOCKHOLDERS
--------------------------------
Alexander Dawson Foundation                                81,135 /14/                 15.39

Wendy M. Wright                                            38,689 /15/                  7.34

Ane Patterson Shields                                      26,797 /16/                  5.08

--------------------------

* Less than 1% of class.

/1/ Unless otherwise noted, each director and executive officer owned his or her shares directly and has sole voting and investment power over his or her shares.

/2/ Includes 10,292 shares of common stock held by AMCON Corporation, over which Mr. Wright has voting and dispositive powers and convertible preferred stock which can be converted at any time into 32,992 shares of common stock.

/3/ Includes options to purchase 6,417 shares of common stock at an average exercise price of $20.46 per share which may be exercised currently.

/4/ Includes options to purchase 1,284 shares of common stock at an average exercise price of 40.33 per share which may be exercised currently.

/5/ Includes options to purchase 3,051 shares of common stock at an average exercise price of $32.45 per share which may be exercised currently. Mr. James also holds unvested options to acquire 250 shares of common stock at an average exercise price of $32.22 per share.

/6/ Consists of options to purchase 917 shares of common stock at an exercise price of $45.68 per share which may be exercised currently.

/7/ Consists of 55 shares held directly and shares of convertible preferred stock which can be converted at any time into 8,113.5 shares of common stock at the option of the holder.

/8/ Consists of options to purchase 834 shares of common stock at an exercise price of $27.00 per share which may be exercised currently.

                                   3

/9/ Includes options to purchase 4,951 shares of common stock at an average exercise price of $22.07 per share which may be exercised currently.

/10/ Consists of options to purchase 834 shares of common stock at an exercise price of $28.26 per share which may be exercised currently.

/11/ Consists of options to purchase 834 shares of common stock at an exercise price of $26.88 per share which may be exercised currently.

/12/ Includes 37,849 shares of common stock held by the Lifeboat Foundation, over which Mr. Pestotnik shares voting power as a director, and options to purchase 1,284 shares of common stock at an average exercise price of $40.33 per share which may be exercised currently.

/13/ Includes 37,849 shares of common stock held by the Lifeboat Foundation, over which Mr. Petersen shares voting power as a director and 2,240 shares held by the 2003 Allen D. Petersen Irrevocable Trust, over which Mr. Petersen has sole voting power as sole trustee. Also includes convertible preferred stock which can be converted at any time into 49,488 shares of common stock at the option of the holder and options to purchase 3,118 shares of common stock at an average exercise price of $25.83 per share which may be exercised currently.

/14/ The information provided in this table is based on the Schedule 13D filed with the Securities and Exchange Commission on November 12, 2004. Consists of convertible preferred stock which can be converted at any time into 81,135 shares of common stock at the option of the holder. 4045 South Spencer Street, Suite 312, Las Vegas, NV 89119.

/15/ 12660 Carmel County Rd. #83, San Diego, CA  92130.

/16/ 3055 St. Thomas Drive, Missoula, Montana 59803.

                          ELECTION OF DIRECTORS

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors has nominated Christopher H. Atayan, Raymond R. Bentele and Allen D. Petersen to serve three year terms as directors.
Messrs. Atayan, Bentele and Petersen are each current directors of the Company and have each expressed an intention to continue to serve on the Board, if elected. This is the first time Mr. Atayan has stood for election to the Board. He was appointed in October 2004 by the Board in response to a request from Spencer Street Investments, Inc. ("Spencer"), the representative of the Series B Convertible Preferred Stockholders, pursuant to the Securities Purchase Agreement, dated October 8, 2004 between the Company and Spencer. Pursuant to that agreement, the Board recommended Mr. Atayan for election to the Board of Directors at the Annual Meeting. The Board of Directors does not know of any reason why any of them might be unavailable to continue to serve as directors. If Mr. Atayan, Bentele or Petersen is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between Messrs. Bentele or
                                   4
Petersen and any other person pursuant to which they were nominated to be on the Board of Directors.

The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Consequently, votes withheld and broker nonvotes with respect to the election of directors will have no impact on the election of directors. Proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of Messrs. Atayan, Bentele and Petersen. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. ATAYAN, BENTELE AND PETERSEN.

THE BOARD OF DIRECTORS

The table below sets forth certain information regarding the directors of the Company. The Board of Directors has determined that Messrs. Mayer, Bentele, Pestotnik, and Loyack are independent directors of the Company under the new listing standards adopted by the American Stock Exchange. All members of the Board of Directors have held their positions with the companies (or their predecessors) set forth under "Principal Occupation" for at least five years, unless otherwise indicated.

                                 Principal                            Director       Term To
Name                      Age    Occupation                             Since         Expire
--------------------      ---    -------------------------            --------      ---------
                                 NOMINEES
                                 --------

Allen D. Petersen         63    Chairman of Draupnir LLC /1/            1993          2005

Raymond F. Bentele        68    Retired, Former Chairman, President
                                and  Chief Executive Officer of
                                Mallinckrodt, Inc. /2/                  2002          2005

Christopher H. Atayan     44    Senior Managing Director of
                                Slusser Associates, Inc. /3/            2004          2005

                                DIRECTORS CONTINUING IN OFFICE
                                ------------------------------

Kathleen M. Evans         58    President of the Company                1986          2006

Timothy R. Pestotnik      44    Attorney, Partner in the law firm
                                Luce, Forward, Hamilton & Scripps,
                                LLP                                     1998          2006

John R. Loyack            41    Senior Vice President and Chief
                                Financial Officer of PNM Resources,
                                Inc. /4/                                2003          2006

William F. Wright         62    Chairman and Principal Executive
                                Officer of the Company                  1986          2007

William R. Hoppner        55    Senior Vice President /5/               1994          2007

Stanley Mayer             59    Consultant /6/                          2002          2007

                                    5
/1/ Mr. Petersen became Chairman of Draupnir LLC in June 2002. For over 10 years prior to that time, Mr. Petersen was Chairman and Chief Executive Officer of American Tool Companies, Inc. Mr. Petersen is also a director of Gold Banc Corporation, Inc., a public bank holding company.

/2/ Mr. Bentele served as President and Chief Executive Officer of Mallincrodt, Inc. from 1981 until his retirement in 1992. He currently serves as a director of The Mosaic Company and Leggett & Platt, Inc.

/3/ Mr. Atayan has served as Senior Managing Director of Slusser Associates, a New York investment banking firm since 1988. Mr. Atayan was appointed to the Board in October 2004.

/4/ Prior to serving in his current position, Mr. Loyack served as Vice President and Chief Accounting Officer at PNM Resources and Director of Financial Accounting and Reporting for Union Pacific Corporation. Mr. Loyack was appointed to the Board of Directors in September 2003.

/5/ Mr. Hoppner became Sr. Vice President of the Company in February 2004. Prior to that time he was engaged in the private practice of law. Most recently, from 1999 to 2003, he served in an Of Counsel position to the law firm Rehm and Bennett, P.C. From 1997 through 1998, Mr. Hoppner pursued a political career during which he resigned from our Board of Directors.

/6/ Since 2002, Mr. Mayer has been a consultant to various companies regarding financial and strategic planning matters. Mr. Mayer served as Chief Financial Officer for Donruss Playoff, Inc. from 2001 to 2002 and as Vice President of Southern Union Company from 1998 through 2001.

Information regarding other executive officers of the Company is found in our Annual Report on Form 10 K, which is available upon request and on our website at http://www.amcon.com.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethical Conduct that applies to principal executive officers and senior financial officers, as required by
Section 406 of the Sarbanes-Oxley Act of 2002. This Code of Ethical Conduct is available on our website at http://www.amcon.com.

BOARD AND COMMITTEE ACTION

The Board of Directors conducts its business through meetings of the Board and actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended September 24, 2004, the Board of Directors held eight meetings. During fiscal year 2004, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served.

The Board of Directors has established and assigned certain responsibilities to an Audit Committee, Compensation Committee and a Nominating Committee.


                                   6
AUDIT COMMITTEE. The members of the Audit Committee are John R. Loyack (chairperson), Timothy R. Pestotnik and Stanley Mayer. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Securities and Exchange Commission and under the new listing standards adopted by the American Stock Exchange. In addition, the Board of Directors has determined that Mr. Loyack and Mr. Mayer qualify as "audit committee financial experts" under the rules of the Securities and Exchange Commission. The Audit Committee held six meetings during fiscal year 2004.

COMPENSATION COMMITTEE. The members of Compensation Committee at the beginning of fiscal 2004 were J. Tony Howard and William R. Hoppner. At its meeting in March 2004, Stanley Mayer (chairperson), Raymond F. Bentele and John R. Loyack were appointed to the Compensation Committee to replace Mr. Howard and Mr. Hoppner who were not considered independent. The Compensation Committee held four meetings in fiscal year 2004.

NOMINATING COMMITTEE. The members of the Nominating Committee are Raymond F. Bentele (chairperson), John R. Loyack and Timothy Pestotnik, each of whom the Board of Directors has determined to be independent under the new listing standards adopted by the American Stock Exchange. The Nominating Committee met two times during fiscal 2004 and met on December 10, 2004 for the purpose of reviewing candidates for the directorships to be voted on at the Annual Meeting.

The Nominating Committee is responsible for making recommendations to the Board of Directors of persons to serve as directors of the Company and as chairmen and members of committees of the Board of Directors. The Nominating Committee is also responsible for certain corporate governance practices, including the development of ethical conduct standards for our directors, officers and employees and an annual evaluation to determine whether the Board of Directors and its committees are functioning effectively. The Nominating Committee operates under a written charter, a copy of which is available on the Company's website at http://www.amcon.com.

The Nominating Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders. The Nominating Committee has not established specific minimum qualifications for recommended nominees. As determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Nominating Committee believes that it is not always in the best interests of the Company or its shareholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time. Accordingly, the Nominating Committee reserves the right to consider those factors as it deems relevant and appropriate, including the current composition of the Board and its committees, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In determining whether to recommend a director for re-election, the

                                   7
Nominating Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Nominating Committee. As a matter of practice, the Nominating Committee does evaluate recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders. Further, the Nominating Committee evaluates each potential nominee in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In general, the Nominating Committee would expect to re-nominate incumbent directors who express an interest in continuing to serve on the Board.

For the 2006 Annual Meeting, the Nominating Committee will consider stockholder recommendations for director nominees if submitted to our corporate secretary by September 27, 2005. Shareholder nominations must be in writing and should include sufficient biographical and business experience information about the nominee so that the Nominating Committee can evaluate the nominee based on its selection criteria.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Compensation Committee reviews and approves compensation policies, benefit plans, employment agreements, salary levels, bonus payments and awards under the Company's management incentive plans for our executive officers and recommends compensation for non-employee directors to the full Board. The Compensation Committee administered our 1994 Stock Option Plan, which expired on June 1, 2004. The Compensation Committee is specifically responsible for determining the compensation of the Company's Chairman. The Compensation Committee operates under a written charter, a copy of which is available on our website at http://www.amcon.com.

COMPENSATION OF DIRECTORS. Directors who are not employees of the Company are paid according to the following annual scale with no payment of meeting fees:
             Audit Committee   Chair        $40,000
             Audit Committee   Member       $35,000
             Nominating Committee   Chair   $35,000
             All Other Outside Directors    $30,000

In addition, all directors are reimbursed for out of pocket expenses related to attending board and committee meetings. Non-employee directors are eligible to receive awards of nonqualified stock options which entitle them to purchase shares of our common stock at an exercise price equal to the fair market value of the stock on the date of grant. Such option grants are recommended on an annual basis by the Compensation Committee, subject to approval by the Board of Directors. These stock options also have varying vesting schedules ranging up to five years and expire ten years after the date of grant. During fiscal year 2004, no stock options were issued to directors.


                                   8
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY AND OBJECTIVES. The Compensation Committee endeavors to establish total compensation packages for each executive officer that (i) fairly reflects the value of that executive officer's services to the Company and (ii) that will permit the Company to attract, retain and motivate high quality individuals in its key executive positions. The Committee's specific objectives are to: (i) provide annual compensation that takes into account the Company's performance relative to its financial goals and objectives;
(ii) align the financial interests of the executive officers with those of stockholders by providing equity-based long-term incentives; and (iii) offer a total compensation program for executive officers based on the level of responsibility of the executive's position and necessary skills and experience relative to the other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer companies.

COMPENSATION COMPONENTS AND PROCESS. Executive officer compensation generally contains three principal components: (i) a base salary; (ii) a cash bonus; and (iii) grants of options to purchase common stock. Mr. Wright's, Ms. Evans' and Mr. Hinkefent's base salaries are also set forth in their employment agreements and are subject to annual increases as recommended by the Compensation Committee. The base salaries of other officers are determined as a function of their prior base salaries and the Compensation Committee's view of base salary levels for executive officers with comparable positions and responsibilities in other companies and are not a function of any specific performance criteria. The Compensation Committee periodically compares base salaries paid to the Company's executive officers with those paid by other public companies engaged in similar industries and that generate revenues in the same range as the Company. These companies are not necessarily the same companies that are included in the peer group index (Standard & Poor's 600 Food Distributors Index) used in the Performance Graph included in this Proxy Statement. In general, the Compensation Committee determined that the base salaries paid to the Company's executive officers for fiscal year 2004 fell within the median range of base salaries paid by such comparable companies.

The process utilized by the Committee in determining executive officer compensation levels for all of these components is based upon the Committee's judgment and takes into account objective qualitative and quantitative factors. The Compensation Committee has adopted an executive compensation plan which established performance goals and criteria relating to the amounts of cash bonuses paid to its executive officers in future years. In past years, under the 1994 Stock Option Plan, the Compensation Committee has granted stock options to executives who meet performance criteria on a discretionary basis. The 1994 Stock Option Plan expired on June 1, 2004, and the Company has not yet adopted a replacement plan.






                                   9
The bonus portion of Mr. Wright's, Ms. Evans's and Mr. Hinkefent's compensation is paid based upon the performance goals established by the Compensation Committee and approved by the Board of Directors. In addition to bonuses paid in accordance with the executive compensation plan, the Compensation Committee may award additional bonus amounts on a discretionary basis if the Compensation Committee deems it to be appropriate.

The bonus portion of Mr. Hoppner's and Mr. James's compensation is paid on a discretionary basis based upon the Compensation Committee's assessment of his individual performance and the overall performance of the Company during the most recently completed fiscal year with respect to stockholder value, stock price, sales growth and net income. In general, the Compensation Committee's practice has been to award cash bonuses to the executive officers with respect to a particular fiscal year in amounts consistent with cash bonuses awarded in prior fiscal years as long as the Company achieves established financial and performance goals.

COMPENSATION OF CHAIRMAN. As discussed above, Mr. Wright's base salary is set by his employment agreement and is subject to annual increases as recommended by the Compensation Committee. It is the view of the Compensation Committee, based upon its periodic review of base salaries paid to chief executive officers of similarly situated companies, that Mr. Wright's base salary is reasonable and within the median range paid by such other companies. Based on the performance criteria set forth in the executive compensation plan, Mr. Wright was awarded a cash bonus of $25,000, which was equal to 6% of his base salary for fiscal year 2004. No stock option grants were awarded to Mr. Wright in fiscal year 2004.

                                      Stanley Mayer, chairperson
                                      Raymond L. Bentele
                                      John R. Loyack






















                                   10
COMPENSATION OF EXECUTIVE OFFICERS. The following table sets forth information regarding the annual and long term compensation awarded to, earned by or paid by the Company and its subsidiaries to the Company's Chairman and the other three highest paid executive officers of the Company ("Named Officers") for services rendered during fiscal years 2004, 2003, and 2002. No other executive officers of the Company earned salary and bonus in fiscal year 2004 in excess of the disclosure threshold established by federal securities laws.

                        SUMMARY COMPENSATION TABLE


                                                                    Long-Term Compensation
                                                              ---------------------------------
                              Annual Compensation                      Awards           Payouts
                     ---------------------------------------  ------------------------  -------
   (a)               (b)      (c)       (d)       (e)            (f)          (g)         (h)         (i)

                                                              Restricted   Securities
Name and                                        Other Annual    Stock      Underlying    LTIP      All Other
Principal                   Salary     Bonus    Compensation   Award(s)   Options/SARs  Payouts   Compensation
Position             Year     ($)       ($)          ($)  /1/    ($)          (#)        ($) /2/     ($) /3/
------------         ----   -------   -------   ------------  ----------  ------------  -------   ------------
William F. Wright,   2004   421,730    25,000       63,645        -            -           -          9,933
Chairman             2003   409,450   102,400       63,645        -            -           -          9,095
                     2002   393,700    40,000         -           -            -           -          9,935

Kathleen M. Evans,   2004   331,430   104,430         -           -            -           -          9,417
President            2003   321,710   160,900         -           -            -           -          8,907
                     2002   309,340   155,000         -           -            -           -          8,463

William R. Hoppner,  2004   116,667      -            -           -            -           -            -
Sr. Vice President
/4/

Michael D. James,    2004   167,500    40,000         -           -            -           -          8,285
Secretary,           2003   162,500    40,000         -           -            -           -          7,379
Treasurer and Chief  2002   155,000    25,000         -           -            -           -          7,333
Financial Officer

Eric J. Hinkefent,   2004   150,000     5,000         -           -            -           -          6,000
President of Health  2003   125,000      -            -           -            -           -          5,103
Food Associates,     2002   102,700    16,000         -           -            -           -          4,045
Inc. 2002 and
Chamberlin Natural
Foods, Inc.

-------------------------

/1/ Amount for fiscal 2004 consists of (i) the value of split dollar life insurance of $39,645 and (ii) auto allowance of $24,000 for Mr. Wright. No disclosure is required in this column for any other named executive officer pursuant to applicable Securities and Exchange Commission regulations, as the aggregate value of items covered by this column does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus shown for each respective executive officer named.

/2/ The Company does not have a long term incentive plan as defined in Item 402 of Regulation S K under the Securities Exchange Act of 1933, as amended.

                                   11
/3/ These amounts for fiscal year 2004 consist of (i) contributions to the Company's Profit Sharing Plan of $8,667, $8,667, $0, $8,285 and $6,000 for Mr. Wright, Ms. Evans, Mr. Hoppner, Mr. James and Mr. Hinkefent, respectively, and (ii) the values of term life insurance of $1266 and $750 for Mr. Wright and Ms. Evans, respectively.

/4/ Mr. Hoppner became Sr. Vice President of the Company in February 2004. His annualized salary during the period was $175,000. Prior to February 2004, Mr. Hopper provided consulting services to the Company and received consulting fees of $30,000 during fiscal 2004.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR. No options were granted during fiscal year 2004 to the Named Officers listed in the Summary Compensation Table.

AGGREGATED OPTION/SAR EXERCISED IN LAST FISCAL YEAR AND FY END OPTION/SAR VALUES. The following table sets forth certain information concerning options exercised during fiscal year 2004, the number of unexercised options and the value of unexercised options at the end of fiscal year 2004 for the Named Officers listed in the Summary Compensation Table.


      (a)              (b)            (c)              (d)                  (e)
                                                     Number of            Value of
                                                    Securities          Unexercised
                                                    Underlying         In-the-Money
                                                    Unexercised       Options/SARs at
                                                  Options/SARs at       Fiscal Year
                      Shares                     Fiscal Year End(#)      End($)/1/
                     Acquired
                        on            Value          Exercisable/        Exercisable/
Name                Exercise(#)   Realized ($)      Unexercisable       Unexercisable
-----------------   -----------   ------------   ------------------   ------------------
William F. Wright       -0-           -0-                 -                    -
Kathleen M. Evans       -0-           -0-          6,417  /     0        $27,930 /  0
William R. Hoppner      -0-           -0-          1,284  /     0              0 /  0
Michael D. James        -0-           -0-          3,051  /   250        $ 6,520 /  0
Eric J. Hinkefent       -0-           -0-            917  /     0              0 /  0

-------------------

/1/ Based on the difference between the closing sale price of the Company's common stock on September 24, 2004 and the exercise price of the options.











                                   12
EQUITY COMPENSATION PLAN INFORMATION. The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of September 24, 2004:


                                      (a)                     (b)                        (c)

                                                                                 Number of securities
                              Number of securities                               remaining available
                               to be issued upon       Weighted-average          for future issuance
                            exercise of outstanding     exercise price of     under equity compensation
                               options, warrants      outstanding options,   plans (excluding securities
Plan category                      and rights          warrants and rights     reflected in column (a))
-------------------------   -----------------------   --------------------   ---------------------------
Equity compensation plans
 approved by security
 holders/1/                         36,780                   $ 30.67                     -

Equity compensation plans
 not approved by security
 holders/2/                         13,973                   $ 27.30                     -
                             ----------------------   --------------------   ---------------------------
Total....................           50,753                   $ 29.75                     -
                             ======================   ====================   ===========================

-----------------------

/1/ The Company's 1994 Stock Option Plan allowed for the issuance of up to 550,000 shares of common stock. On June 1, 2004, the 1994 Stock Option Plan expired. The Compensation Committee is evaluating various equity based compensation programs to be implemented in the future.

/2/ Represents stock options to purchase 13,139 shares of common stock issued to non-employee directors as described in "Compensation of Directors" and stock options to purchase 834 shares of common stock issued to an employee pursuant to an individual compensation arrangement.

LONG TERM INCENTIVE PLANS AND OTHER MATTERS. The Company does not maintain a long term incentive plan or pension plan (as defined in Item 402 of SEC Regulation S K) for the Named Officers and has not repriced any options or SARs for any Named Officer during the last fiscal year.

EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with William F. Wright, the Chairman of the Board, and Kathleen M. Evans, President of the Company. Each such agreement has a term expiring on December 31, 2005 and is automatically extended each December 31 for one additional year unless either the Company or the executive delivers a notice of non-extension at least 90 days prior to the scheduled automatic renewal date. Each agreement provides for the payment of a base salary in each year during the term thereof and provides that the executive shall be eligible to receive a bonus based upon performance in an amount determined by the Compensation Committee.




                                   13
The Company has entered into an employment agreement with Eric J. Hinkefent, the President of Health Food Associates, Inc. and Chamberlin Natural Foods, Inc. The agreement has a term expiring on September 30, 2005 and is automatically extended each September 30 for one additional year unless either the Company or the Mr. Hinkefent delivers a notice of non-extension at lease 90 days prior to the scheduled automatic renewal date. The agreement provides for a base salary in each year of the term thereof and provides that Mr. Hinkefent shall be eligible to receive a bonus of up to a maximum of 75% of his base salary based upon performance as determined by the Compensation Committee.

If an employment agreement terminates due to an executive's disability or death, the executive or his or her personal representative are entitled to receive the executive's base salary for a period of six months following the termination. If an employment agreement is terminated for reasons other than serious misconduct (as defined in the agreements), the terminated executive is entitled to receive a severance package equal to such executive's current base salary plus his or her previous year's bonus. Each executive was also be eligible to participate in the Company's 1994 Stock Option Plan, prior to its expiration on June 1, 2004, and in other employee benefit plans maintained by the Company, including health and life insurance plans. Each agreement contains provisions under which the executive has agreed to maintain the confidentiality of information concerning the Company and its affairs and a covenant not to compete with the Company for a period of one year after such executive's employment with the Company terminates.

COMPANY PERFORMANCE

The following stock performance graph and table provide a comparison over the five-year period ending September 24, 2004 of the cumulative total return from a $100 investment in the Company's common stock with the stocks listed on the American Stock Exchange Composite Total Return Index and the Standard & Poor's 600 Food Distributors Index.

                             [GRAPH OMITTED]


                                  9/24/99   9/29/00   9/28/01   9/27/02   9/26/03   9/24/04
                                  -------   -------   -------   -------   -------   -------
AMCON Distributing Company        $100.00   $ 68.86   $ 56.58   $ 67.07   $ 60.16   $ 44.29
American Stock Exchange
 Total Return Index               $100.00   $123.23   $ 88.97   $ 78.29   $100.37   $116.30
S&P 600 Food Distributors Index   $100.00   $131.07   $148.28   $164.97   $186.94   $178.62


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no compensation committee interlocks and no insider participation in compensation decisions during fiscal 2004 that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

                                   14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

William F. Wright, Kathleen M. Evans, J. Tony Howard and Allen D. Petersen are officers, directors or stockholders of AMCON Corporation which is engaged in the beer distribution business in eastern Nebraska through a wholly owned subsidiary. AMCON Corporation provides the Company with offices and administrative services and the Company reimburses AMCON Corporation for a proportionate share of the costs of these offices and services based upon our respective usages. The Company paid AMCON Corporation $66,000 during fiscal 2004 under this arrangement. In fiscal 2005, the Company will pay AMCON Corporation $72,000 under this arrangement. The Company believes the terms on which AMCON Corporation supplies these offices and services to the Company are no less favorable than would otherwise be available from unaffiliated parties.

The Company had an agreement with William R. Hoppner, one of our directors, for consulting services in connection with our retail health food operations prior to his employment by the Company in February 2004. During fiscal 2004, the Company paid Mr. Hoppner $30,000 for his services under this agreement, plus reimbursement for his out-of-pocket expenses.

On June 17, 2004, the Company issued and sold 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, at $25 per share in a private placement under Section 4(2) of the Securities Act of 1933, as amended, to William F. Wright and Allen Petersen. The proceeds from the sale of the Series A Convertible Preferred Stock was used to provide the cash financing of the acquisition of Trinity Springs Ltd.

Pursuant to a Securities Purchase Agreement dated October 8, 2004 between the Company and Spencer, the representative of the purchaser, the Company sold 80,000 shares of Series B Convertible Preferred Stock, par value $.01 per share, at $25 per share in a private placement under Section 4(2) of the Securities Act of 1933, as amended, to an unrelated third party. Under the Securities Purchase Agreement, the Company agreed that Spencer could appoint one director to the Board. Spencer selected Mr. Atayan who is the Senior Managing Director of Slusser Associates, Inc. ("Slusser"). Slusser received a fee of $100,000 for its services as placement agent for the sale of the Series B Convertible Preferred Stock. Slusser also received a fee of $37,775 for its services as placement agent for the sale of the Series A Convertible Preferred Stock.

On November 15, 2004, the Company and its subsidiaries The Beverage Group, Inc., Chamberlin Natural Foods, Inc., Hawaiian Natural Water Company, Inc., and Health Food Associates, Inc. entered into an Amended and Restated Loan and Security Agreement (the "Loan Agreement") with LaSalle Bank, N.A ("LaSalle"), Gold Bank and any other lenders from time to time party thereto. As a condition to entering into the Loan Agreement, William Wright, the Company's Chairman and Chief Executive Officer, entered into a Continuing Unconditional Guaranty (the "Guaranty") in favor of LaSalle Bank and Gold Bank in which Mr. Wright has agreed to guarantee the payment of principal, interest and other obligations of the Company due to the Lenders under the Loan Agreement up to a maximum of $10 million. In consideration for this

                                 15

Guaranty, the Company has agreed to pay Mr. Wright a guaranty fee equal to two percent per annum of the then maximum amount of the Guaranty as determined in accordance with the terms of the Guaranty. Mr. Wright's Guaranty is secured by a pledge of the shares of The Beverage Group, Chamberlin Natural Foods, Hawaiian Natural Water Company and Health Food Associates.

On December 14, 2004, Mr. Petersen, a member of the Company's board of directors, extended a revolving credit facility to Trinity Springs, Inc., a subsidiary of the Company ("Trinity"), in a principal amount of up to $1,000,000 at an interest rate of 8% per annum with an initial advance of $500,000. The credit facility matures on December 14, 2005. The Company owns 85% of the issued and outstanding common stock of Trinity. Concurrent with executing this credit facility and to induce Mr. Petersen to extend this loan to Trinity, the Company, Mr. Petersen and Trinity entered into an Intercreditor Agreement, dated as of December 14, 2004, pursuant to which the Company agreed to allow Mr. Petersen to receive a second mortgage on Trinity's real property in pari passu with the Company's existing second mortgage on Trinity's real property. In addition, under the terms of the Intercreditor Agreement, Trinity has agreed to use its best efforts to name Mr. Petersen to its board as well.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is (i) to select the Company's independent auditor based on its assessment of the auditor's qualifications and independence, and (ii) to assist the Board of Directors in the oversight of (a) the integrity of the Company's financial statements, and (b) the Company's compliance with legal and regulatory requirements. Specific functions performed by the Audit Committee include selecting, compensating and evaluating the performance and independence of the independent auditor of the Company, reviewing periodically with the independent auditor the performance of the services for which they are engaged, reviewing the scope of the annual audit and its results, reviewing the adequacy of the Company's internal accounting controls with management and the independent auditor, and reviewing with management and the independent auditor the Company's financial statements prior to the filing of quarterly and annual reports with the Securities and Exchange Commission. The Audit Committee operates under a written charter. A copy of the Audit Committee Charter is available on our website at http://www.amcon.com.

The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Deloitte & Touche LLP ("D&T") acts as the Company's independent auditor, and D&T is responsible for conducting an independent audit of the Company's annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.




                                 16
The Audit Committee has reviewed and discussed the audited financial statements for the year ended September 24, 2004 with management of the Company and with representatives of D&T. Our discussions with D&T also included the matters required by the Statement on Auditing Standards No. 61 (Communications with Audit Committees).

In addition, the Audit Committee reviewed the independence of D&T. We have discussed D&T's independence with them and have received written disclosures and a letter from D&T regarding its independence as required by Independence Standard Board Standard No. 1. The Audit Committee has considered whether audit-related and non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

Based on the foregoing, the Audit Committee recommended to the full Board of Directors that the audited financial statements of the Company for the year ended September 24, 2004 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

John R. Loyack, Chairperson
Stanley Mayer
Timothy R. Pestotnik
















                                   17
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Deloitte & Touche LLP ("D&T") has been appointed by the Audit Committee as independent auditor for the Company and its subsidiaries for the fiscal year ending September 30, 2005. This appointment is being presented to the stockholders for ratification. The ratification of the appointment of auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

ACCOUNTING FEES AND SERVICES

The following fees were billed to the Company by D&T for professional services for fiscal 2004 and 2003, respectively.

AUDIT FEES. D&T billed the Company a total $235,185 and $168,000 in fiscal 2004 and 2003, respectively, for professional services rendered for the audit of the Company's annual financial statements for those fiscal years and to review the Company's interim financial statements included in its Quarterly Reports on Form 10-Q filed with the SEC during those years.

AUDIT-RELATED FEES. D&T billed the Company $65,731 and $16,090 in fiscal 2004 and 2003, respectively, for audit-related services. Audit-related services generally include fees for the audits of the Company's employee benefit plans and fees incurred in connection with business acquisitions and compliance with the Sarbanes-Oxley Act and related regulatory matters.

TAX FEES. In fiscal 2004 and 2003, D&T billed the Company $26,850 and $41,786, respectively, for tax services. Tax services consisted primarily of preparation of tax returns and general advice relating to tax issues and compliance.

ALL OTHER FEES. D&T billed the Company $0 and $64,595 in fiscal 2004 and 2003, respectively, for services rendered to the Company, other than the services described under the above captions. These services consisted primarily of advice relating to internal control documentation, review of valuation reports and audit workpaper review by other accountants.




                                   18
The Audit Committee approved all services provided by D&T during fiscal year 2004 and has determined that the provision of these services did not adversely affect D&T's independence. It is currently the policy of the Audit Committee to review and approve all services provided by D&T to the Company.

                 REDUCTION OF AUTHORIZED COMMON SHARES AND
           RELATED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

GENERAL

Our Board of Directors has authorized and deems advisable and recommends a reduction in the number of authorized common shares of the Company from 15,000,000 to 3,000,000 shares (the "Transaction"). In connection with the Transaction, the Board of Directors has adopted a resolution approving, deeming advisable and recommending to the stockholders for approval, an amendment to our certificate of incorporation to effect the Transaction. The form of amendment is attached hereto as Exhibit A.

If the stockholders approve the Transaction, we intend to file the amendment to our certificate of incorporation with the Secretary of State of Delaware. The Transaction will become effective on the date the amendment is filed with the Secretary of State of Delaware, or such later date as is specified in the filing (the "Effective Date"). We expect the amendment will be filed with the Secretary of State of Delaware as soon as practicable following the Annual Meeting. However, our Board of Directors reserves the right to abandon the Transaction, even if approved by the shareholders, if circumstances warrant. See "Reservation of Rights." There is no effect to shareholders as a result of the Transaction

PURPOSE AND REASONS FOR TRANSACTION

Our Board of Directors decided to propose the Transaction in order to (a) reduce the amount of franchise taxes paid to the State of Delaware on an annual basis, and (b) provide an amount of authorized common shares that is more in line with the common shares issued and outstanding.

In May 2004, after approval by the stockholders at the 2004 Annual Meeting, the Company effected a reverse 1-for-6 stock split of our common stock (the "Reverse Split"). Prior to the Reverse Split, the Company had 15,000,000 million shares authorized for issuance and approximately 3,169,000 issued and outstanding. After the Reverse Split, the Company has approximately 527,000 common shares issued and outstanding.

The Company currently pays annual franchise tax to the State of Delaware of approximately $100,000 per year. The amount of franchise tax paid is primarily based on the number of authorized shares of the Company. A reduction in the number of authorized common shares to 3,000,000 shares would reduce the annual franchise tax due to the State of Delaware to approximately $25,000.




                                   19

VOTE REQUIRED

The Transaction must be approved by the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Any abstention or broker non-vote will have the effect of a vote against the Transaction.

As of December 31, 2004, our executive officers and directors beneficially owned a total of approximately 45% of our outstanding common stock entitled to vote at the Annual Meeting. Each of our executive officers and directors has advised the Company that he or she intends to vote his or her shares in favor of the Transaction.

APPRAISAL AND DISSENTERS' RIGHTS

No appraisal or dissenters' rights are available under Delaware law to stockholders who dissent from the Transaction. We will not independently provide our stockholders of record with any appraisal or dissenters' right.

RESERVATIONS OF RIGHTS

Even if the Transaction has been authorized by our stockholders at the Annual Meeting, we reserve the right to abandon the Transaction without further action by our stockholders at any time before the filing of the necessary amendments to our certificate of incorporation with the Delaware Secretary of State. By voting in favor of the Transaction you are also expressly authorizing us to determine not to proceed with the Transaction if we should so decide.

FEDERAL INCOME TAX CONSEQUENCES

We do not believe that there will be any federal income tax consequences to the Company or to the shareholders as a result of the Transaction.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AND DEEMS ADVISABLE THAT STOCKHOLDERS VOTE "FOR" THE TRANSACTION AND THE RELATED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

                    SUBMISSION OF STOCKHOLDER PROPOSALS

Under our Bylaws, any stockholder may submit a proposal for presentation at the Annual Meeting by delivering the proposal to our corporate secretary at our home office by no later than February 8, 2005. Such proposals should set forth: (i) a brief description of the business desired to be brought before the Annual Meeting and the reason for conducting such business at the Annual Meeting; (ii) the name and address of the stockholder proposing such business; (iii) the number of shares of the Company's common stock beneficially owned by such stockholder; and (iv) any material interest of such stockholder in the business matter being proposed. Our Bylaws also


                                   20
allow stockholders to submit nominations for directors by delivering the nominations in writing to our corporate secretary at our home office by no later than February 8, 2005. A notice of nominations by stockholders shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of the Company's stock which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section. Only stockholders of record as of the Record Date (January 17, 2005) are entitled to bring business before the Annual Meeting or make nominations for directors.

Stockholders may also ask us to include proposals in the proxy materials that we send out in connection with our 2006 annual meetings, subject to the proxy rules adopted by the SEC. The deadline for Stockholder proposals to be included in the proxy statement for that meeting is September 27, 2005. If you intend to submit such a proposal, it must be received by our corporate secretary, no later than that date. If you intend to submit a matter for consideration at next year's meeting, other than by submitting a proposal to be included in our proxy statement, you must give timely notice according to our bylaws.

                                 OTHER MATTERS
GENERAL

We do not intend to bring any matters before the Annual Meeting other than those disclosed in the Notice of Annual Meeting of Stockholders, and we do not know of any business which persons, other than the management, intend to present at the Annual Meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by stockholders for consideration at the Annual Meeting.

We will bear the cost of soliciting proxies for use by our Board of Directors at the Annual Meeting. To the extent necessary, proxies may be solicited by our directors, officers and employees in person, by telephone or through other forms of communication, but these persons will not receive any additional compensation for this solicitation. We will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of our common stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.






                                   21
COMMUNICATIONS WITH DIRECTORS

Stockholders may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board, by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to our corporate secretary at corporate headquarters located at 7405 Irvington Road, Omaha, Nebraska 68122. All communications received by the corporate secretary will be forwarded to the appropriate person. In addition, it is the policy of our Board of Directors that directors attend, and be available to discuss stockholder concerns, at the Annual Meeting.
Upon receipt of a communication for the Board or an individual director, the office of the Secretary will promptly forward any such communication to all the members of the Board or the individual director, as appropriate. If a communication to an individual director deals with a matter regarding the Company, the Secretary or appropriate officer will forward the communication to the entire Board, as well as the individual director.

Neither the Board nor a specific director is required to respond to a shareholder communication. To avoid selective disclosure, the Board or the individual directors may respond to a shareholder's communication only if the communication involves information which is not material or which is already public. In which case, the Board, as a whole, or the individual director may respond, if at all:

1. Directly, following consultation with the office of the Secretary or other advisors, as the Board determines appropriate;

2. Indirectly through the office of the Secretary or other designated officer, following consultation with the Secretary or other advisors, as the Board determines appropriate;

3. Directly, without additional consultation; indirectly through the office of the Secretary or other designated officer, without additional consultation; or

4. Pursuant to such other means as the Board determines appropriate from time to time.

If the communication involves material non-public information, the Board or individual director will not provide a response to the shareholder. The Company may, however, publicly provide information responsive to such communication if (following consultation with the office of the General Counsel or other advisors, as the Board determines appropriate) the Board determines disclosure is appropriate. In which case, the responsive information will be provided in compliance with Regulation FD and other applicable laws and regulations. All directors attended last year's annual meeting on May 11, 2004.






                                   22
ANNUAL REPORT

The Company's Annual Report, including the financial statements, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. The Company has incorporated provisions of its Annual Report into this Proxy Statement; however, such Annual Report is not to be considered part of this proxy solicitation material. In addition, any stockholder who wishes to receive a copy of the Form 10 K filed by the Company with the Securities and Exchange Commission, or a copy of any document incorporated by reference into the Proxy Statement, may obtain a copy without charge by contacting the Company at 402-331-3727 or by writing to the Company at 7405 Irvington Road, Omaha, Nebraska 68122. Requests should be directed to Mr. Michael D. James at the Company's principal executive office.

None of the information set forth in this Proxy Statement under the headings "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee" or "Company Performance" is deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

                                 By Order of the Board of Directors

                                 /s/ Michael D. James
                                 ---------------------------
                                 Michael D. James, Secretary
Omaha, Nebraska
January 24, 2005






















                                   23

                                EXHIBIT A

                            STATE OF DELAWARE
                        CERTIFICATE OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION

AMCON Distributing Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: that at a meeting of the Board of Directors of AMCON Distributing Company resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Section and the Article thereof numbered "Article IV,
Section 1" so that, as amended, it shall be and read as follows:

"ARTICLE IV. Section 1. The total number of shares of capital stock which the Corporation shall have the authority to issue is 4,000,000, consisting of
(a) 3,000,000 shares of Common Stock, par value $.01 per share and (b) 1,000,000 shares of Preferred Stock, par value $.01 per share."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of said amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the authorized capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Board of Directors has caused this certificate to be
signed by                      , an Authorized Officer, this      day of
         ----------------------                             -----
March, 2005.


By:
      -------------------------------

Title:
      -------------------------------

Name:
      -------------------------------

                             REVOCABLE PROXY
                        AMCON DISTRIBUTING COMPANY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMCON DISTRIBUTING COMPANY FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MARCH 15, 2005 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby authorizes the Board of Directors of AMCON Distributing Company (the "Company"), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at LaSalle Bank, 135 South LaSalle Street, 43rd Floor, Chicago, IL 60603, on Tuesday, March 15, 2005, at 10:00 a.m., Central Standard Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

1.  ELECTION OF DIRECTORS.

    / /  FOR the nominees listed below for the term to expire in 2007:

         Christopher H. Atayan     Raymond F. Bentele     Allen D. Petersen

            (INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark "FOR" and cross out such nominee's name.)

    / /  WITHHOLD AUTHORITY to vote for all nominees listed above.

2. AUDITORS. Ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as independent auditors for fiscal year 2005.

    / /  FOR            / /   AGAINST        / /  ABSTAIN


3. AMENDMENT OF CERTIFICATE OF INCORPORATION. Amend the Certificate of Incorporation of the Company to reduce the number of authorized common shares from 15,000,000 to 3,000,000.

    / /  FOR            / /   AGAINST        / /  ABSTAIN

4. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other matters which should come before the Annual Meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS AND FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

(continued and to be signed on the reverse hereof)


This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the Annual Meeting.
The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for Tuesday, March 15, 2005, the Proxy Statement for the Annual Meeting and the Company's Annual Report for fiscal year 2004 prior to the signing of this proxy.




Dated:                                 , 2005.
      ---------------------------------









                                      --------------------------
                                      (Signature)



                                      --------------------------
                                      (Signature if held jointly)

                                      Please sign exactly as name appears on
                                      this proxy.  When shares are held by
                                      joint tenants, both should sign.  When
                                      signing as attorney, executor,
                                      administrator, trustee or guardian,
                                      please give your full title.  If a
                                      corporation, please sign in full
                                      corporate name by authorized officer.
                                      If a partnership, please sign in
                                      partnership name by authorized person.


                PLEASE MARK, SIGN, DATE AND RETURN THE
           PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.